REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of November 22, 2002 (this "Agreement"), by and between TXU Corp., a Texas corporation (the "Company"), and UXT Holdings LLC and UXT Intermediary LLC (each, a "Purchaser" and collectively, "Purchasers").

          WHEREAS, Purchasers purchased 9% Exchangeable Subordinated Notes Due 2012 (the "Notes") of TXU Energy Company LLC, a Delaware limited liability company ("TXU Energy"), pursuant to that certain Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), among TXU Energy, the Company and Purchasers; and

          WHEREAS, TXU Energy, the Company and Purchasers entered into an exchange agreement on the date hereof (the "Exchange Agreement") pursuant to which Purchasers will have the right to exchange its Notes into Common Stock (as defined below) of the Company.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

          1.   Definitions.

          (a) Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Affiliate" shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person and shall also include, with respect to any Purchaser, the general partner and any limited partner and any Affiliate of the general partner and any limited partner of such Purchaser. For avoidance of doubt, the Company and its Affiliates shall be considered Affiliates of TXU Energy and Purchasers and their Affiliates shall not be considered Affiliates of TXU Energy or the Company.

          "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

          "Business Day" shall mean any day other than Saturday, Sunday or any other day which is a legal holiday under the laws of the States of New York, Texas or a day on which national banking associations in such States are authorized or required by law or other governmental action to close.

          "Common Stock" shall mean shares of the Company's common stock, without par value.

          "Control" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          "DLJ Entities" shall have the meaning as set forth in the Exchange Agreement.

          "Effective Period" shall mean the period commencing with the effective date of the Shelf Registration Statement and ending on the date that is 180 days from the date that the Purchasers and their Affiliates, as a group, own less than ten percent (10%) of the initial amount of Registrable Securities.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          "Holder" shall mean Purchasers, and any transferee of Purchasers to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor entity thereof.

          "Person" shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

          "Registrable Securities" shall mean (a) the shares of Common Stock issued pursuant to the Exchange Agreement and held by a Holder upon exchange of any Notes and (b) any securities issuable or issued or distributed in respect of any of the Common Stock identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (ii) Registrable Securities of the Holder shall not be deemed to be Registrable Securities at any time when such Registrable Securities may be distributed to the public pursuant to Rule 144(k) (or any successor provision then in effect) under the Securities Act.

          "Registration Statement" shall mean any Demand Registration Statement, Piggy-Back Registration Statement and/or the Shelf Registration Statement, as the case may be.



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

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          (b) The following terms have the meanings set forth in the Section set forth opposite such term:

          TERM                                                    SECTION
          ----                                                    -------
          Acquisition                                             12
          Acquisition Restrictions                                12
          Blackout Period                                         5
          Company                                                 Recitals
          Damages Accrual Period                                  10(b)
          Demand for Registration                                 3(c)
          Demand Registration                                     3(a)
          Demand Registration Statement                           3(a)
          Exchange Agreement                                      Recitals
          Excused Performance                                     10(c)
          Indemnified Party                                       9(d)
          Indemnifying Party                                      9(d)
          Liquidated Damages Amount                               10(b)
          Maximum Number of Securities                            3(b)
          Participating Demand Holders                            3(a)
          Participating Piggy-Back Holders                        4(b)
          Piggy-Back Registration                                 4(a)
          Piggy-Back Registration Statement                       4(a)
          Notes                                                   Recitals
          Purchase Agreement                                      Recitals
          Purchasers                                              Recitals
          Shelf Registration Statement                            2
          TXU Energy                                              Recitals

          2. Shelf Registration Statement. As promptly as practicable (and in any event within 30 days after the date hereof), the Company shall file with the SEC, and thereafter use its reasonable best efforts to have declared effective as soon as practicable after the filing thereof, a "shelf" Registration Statement (a "Shelf Registration Statement") on Form S-3 or Form S-1, in the event the Company is not "S-3 eligible", pursuant to Rule 415 under the Securities Act covering the resale of any or all of the Registrable Securities, and Registrable Securities issuable (whether or not issued) under the Exchange Agreement. The Company shall, subject to customary terms and conditions, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective from the date that such Shelf Registration Statement is declared effective during the Effective Period to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered.



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

          3.    Demand Registration.

          (a) After receipt of a written request from a Holder requesting that the Company effect a registration (a "Demand Registration") under the Securities Act covering all or part of the Registrable Securities which specifies the intended method or methods of disposition thereof, the Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 4 hereof, may elect (by written notice sent to the Company within ten (10) Business Days from the date of such Holder's receipt of the aforementioned notice from the Company) to have all or part of such Holder's Registrable Securities included in such registration thereof pursuant to this Section 3, and such Holder shall specify in such notice the number of Registrable Securities that such Holder elects to include in such registration. Thereupon the Company shall, as expeditiously as is possible, but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of a written request for a Demand Registration, file with the SEC and use its reasonable best efforts to cause to be declared effective as soon as practical after the filing thereof a registration statement (a "Demand Registration Statement") relating to all shares of Registrable Securities which the Company has been so requested to register by such Holders ("Participating Demand Holders"), to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that the aggregate number of the Registrable Securities requested to be registered constitute at least 10% of the initial amount of the Registrable Securities or include all Registrable Securities which remain outstanding at such time; provided further that, the Company may, if permitted by applicable Laws and Regulations, utilize the Shelf Registration Statement to satisfy its obligations hereunder.

          (b) If the majority of the Participating Demand Holders in a Demand Registration relating to a public offering so request that the offering be underwritten with a managing underwriter selected in the manner set forth in
Section 14 below and such managing underwriter of such Demand Registration advises the Company in writing that, in its opinion, the number of securities to be included in such offering is greater than the total number of securities which can be sold therein without having a material adverse effect on the distribution of such securities or otherwise having a material adverse effect on the marketability thereof (the "Maximum Number of Securities"), then the Company shall include in such Demand Registration the Registrable Securities that the Participating Demand Holders have requested to be registered thereunder only to the extent the number of such Registrable Securities does not exceed the Maximum Number of Securities. If such amount exceeds the Maximum Number of Securities, the number of Registrable Securities included in such Demand Registration shall be allocated among all the Participating Demand Holders on a pro rata basis (based on the number of Registrable Securities held by each Participating Demand Holder).

          (c) Holders shall be entitled to an aggregate of two (2) registrations of Registrable Securities pursuant to Section 3(a) in respect of an underwritten secondary offering (each, a "Demand for Registration"); provided that a registration requested pursuant to Section 3(a) shall not be deemed to have been effected for purposes of Section 3(d) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in
Section 6(a) and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction or other requirement of the SEC prompted by act or omission of Holders of Registrable Securities).

          (d) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (i) more than two Demand Registration Statements in any 12 month period or (ii) any Demand Registration Statement within 90 days following the date of effectiveness of any other Registration Statement.

          4.    Piggy-Back Registration.

          (a) If at any time on or after January 1, 2003, the Company proposes to file on its behalf and/or on behalf of any holder of its securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8, any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act, to employees of the Company pursuant to any employee benefit plan or the Company's divided reinvestment and direct stock purchase plan, respectively) for the registration of Common Stock or preferred stock that is convertible to Common Stock (a "Piggy-Back Registration"), it will give written notice to all Holders at least twenty (20) days before the initial filing with the SEC of such piggy-back registration statement (a "Piggy-Back Registration Statement"), which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

          (b) Each Holder desiring to have Registrable Securities registered under this Section 4 ("Participating Piggy-Back Holders") shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number or amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable best efforts to effect registration of such Registrable Securities under the Securities Act.

          (c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises in writing that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company would be greater than the Maximum Number of Securities (having the same meaning as defined in Section 3(b) but replacing the term "Demand Registration" with "Piggy-Back Registration"), then:

          (i) in the event the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register and second, the securities of all other selling security holders, including the Participating Piggy-Back Holders, to be included in such Piggy-Back Registration in an amount which, together with the securities the Company proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder);

          (ii) in the event any holder of securities of the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, second, the securities of any other selling security holders (including Participating Piggy-Back Holders), in an amount which, together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such other selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder) and third, any securities the Company proposes to register, in an amount which, together with the securities the initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Number of Securities;

          (d) The Company will not hereafter enter into any agreement which is inconsistent with the rights of priority provided in paragraph (c) above.

          5. Blackout Periods. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 3 hereof or suspend sales under a Shelf Registration Statement filed hereunder during no more than two (2) periods aggregating to not more than 45 days in any 12 month period (a "Blackout Period") in the event that (i) the Company would, in accordance with the written advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the good faith and reasonable judgment of the Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction in which the Company is engaged or in respect of which the Company proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there is an event or state of facts relating to the Company which is material to the Company the disclosure of which would, in the reasonable judgment of the Company, be adverse to its interests; provided, however, that the Company shall delay during such Blackout Period the filing or effectiveness of, or suspend sales under, any Registration Statement required pursuant to the registration rights of the holders of any securities of the Company. The Company shall promptly give the Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay.

          6. Registration Procedures. If the Company is required by the provisions of Section 2 or 3 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement promptly to become and remain effective for a period of time required for the disposition of such securities by the holders thereof but not to exceed 90 days for a Demand Registration under

     Section 3(a) (except with respect to a Shelf Registration Statement under
     Section 2 which shall remain effective during the Effective Period); provided, however, that before filing such Registration Statement or any amendments thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the representatives of the Holders referred to in Section 6(m) copies of all documents proposed to be filed, which documents will be subject to the review of such counsel. The Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of such Registrable Securities not being able to sell such Registrable Securities during that period, unless such action is required under applicable law;

          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 90 days for a Demand Registration under Section 3(a) (except with respect to the Shelf Registration Statement under Section 2, for which such period shall be the Effective Period);

          (c) furnish to such selling security holders such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), and copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

          (d) use its reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder (provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided further that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;



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

          (e) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2 or 3, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction and
     (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

          (f) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

          (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make earnings statements satisfying the provisions of Section 11(a) of the Securities Act generally available to the Holders no later than 45 days after the end of any 12 month period (or 90 days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten public offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12 month periods;

          (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;



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

          (i)   give written notice to the Holders:

               (i) when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

          (j) use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

          (k) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);

          (l) upon the occurrence of any event contemplated by Section 6(i)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 6(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their reasonable efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holder's possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 6(l);


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

          (m) make reasonably available for inspection by the representatives of the Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration;

          (n) in connection with any underwritten offering pursuant to a Demand Registration under Section 3(a), make appropriate officers of the Company and the senior executives of the Company available to the selling security holders for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in each case in accordance with the recommendations of the underwriters and in all respects in a manner consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities, in connection with any proposed sale of the Registrable Securities; provided, however, that the aggregate number of Registrable Securities requested to be sold constitute at least 10% of the Registrable securities issued on the date the demand to file the Demand Registration Statement pursuant to such Demand Registration was made; and

          (o) use reasonable best efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters.

          7. Expenses. All expenses incurred in connection with each registration pursuant to Sections 2, 3 and 4 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, fees and expenses of the Company and the underwriters relating to "road show" investor presentations, including the reasonable fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities being registered), shall be paid by the Company:

          8. Rule 144 and Rule 144A Information. (a) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;



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

          (ii) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration.

          (b) At all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will provide, upon the written request of any Holder of Registrable Securities in written form (as promptly as practicable and in any event within 15 Business Days), to any prospective buyer of such stock designated by such Holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the SEC under the Securities Act.

          9.    Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Holder and its Affiliates, such Holder's partners and their Affiliates, directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each person, if any, who controls such Holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder and its Affiliates, such Holder's partners and their Affiliates, directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided further, that the Company shall not be liable to any Holder and its Affiliates, such Holder's partners and their Affiliates, directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such

Registration Statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder and its Affiliates, such Holder's partners and their Affiliates, directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder and its Affiliates, such Holder's partners and their Affiliates, directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

          (b) Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the securities sold by such Holder under such Registration Statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

          (c) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by the Company from the initial offering of the Registrable Securities on the one hand and the net proceeds received by the Holders from the sale of Registrable Securities on the other.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (d) Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

          (e) The agreements contained in this Section 9 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or such director, officer or participating or controlling Person.

          10.   Payment of Liquidated Damages.

          (a) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) a Registration Statement is not timely filed pursuant to Section 2, 3 and 6, (ii) a Registration Statement has not been declared effective under the Securities Act or any foreign securities laws pursuant to Section 6 or (iii) the Company fails to comply with any of the terms of this Agreement. Each of the events described above shall be deemed to continue until (a) the date a Registration Statement is filed in the case of an event of the type described in clause (i), (b) the date a Registration Statement is declared effective under the Securities Act or any foreign securities laws in the case of an event of the type described in clause
(ii) and (c) termination of the breach in the case of an event of the type described in clause (iii).

          (b) Accordingly, commencing on (and including) any event date described above and ending on the day such failure to file or become effective or breach is cured (a "Damages Accrual Period"), the Company agrees to pay, as liquidated damages and not as a penalty, an amount (the "Liquidated Damages Amount") payable to Holders of Registrable Securities within 15 days from the date such Damages Accrual Period ends, at a rate per annum equal to 2% of the value of the Registrable Securities owned by the Holders; provided that no liquidated damages shall accrue or be payable if the failure to file, go effective or comply is the result of an Excused Performance.

          (c) An "Excused Performance" shall be deemed to result from (a) the failure of the SEC to declare a Registration Statement effective despite the Company's reasonable good faith efforts to respond to SEC comments in a timely and complete manner, (b) the failure of the SEC to declare a Registration Statement effective because of the failure of any Holder to provide any information requested by the SEC, the NASD or any state securities regulatory body concerning itself or its Affiliates, its or such Affiliates' relationship with the Company or any Affiliates of the Company, or its plans for the disposition of Registrable Securities or (c) the failure of the NASD or any state securities regulatory body to provide any necessary clearance, registration or qualification for the offering.

          11. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders hereunder.

          12.   Acquisition of Additional Common Stock.

          (a) During the period commencing on the date hereof and ending on the termination of the Effective Period, each of the DLJ Entities hereby agrees that neither it or any entity Controlled by it (other than portfolio companies of the DLJ Entities) shall, without the prior approval of the Company's Board of Directors (excluding, for purposes of such approval, the Purchaser Director (as defined in the Exchange Agreement)), (i) acquire, offer or propose to acquire or agree to acquire (whether by purchase, tender or exchange offer, through an acquisition of Control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other group, or otherwise), the beneficial ownership of any Common Stock of the Company other than Common Stock issued pursuant to the Exchange Agreement (or any warrants, options or other rights to purchase or acquire, or any securities convertible into, or exchangeable for, any Common Stock of the Company); (ii) make any public announcement with respect to, or submit any proposal for, any merger, consolidation, sale of substantial assets (other than sales made in the ordinary course of business of such Holder) or other business combination or extraordinary transaction involving the Company; (iii) except in connection with the election of the Purchaser Director, make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any Common Stock of the Company or seek to advise or influence any Person (other than any Affiliate) with respect to the voting of any Common Stock of the Company; (iv) otherwise act, either alone or in concert with others, to seek control of the Company's Board or (v) publicly disclose any intention, proposal, plan or arrangement with respect to any of the foregoing (collectively, the "Acquisition Restrictions"). The Acquisition Restrictions contained in clause (i) above shall not apply to any acquisition (each, an "Acquisition") of beneficial ownership of any additional Common Stock of the Company: (x) which is by way of stock dividends, stock reclassifications or other distributions or offering made available on a pro rata basis to holders of Common Stock of the Company generally or (y) that involves Common Stock acquired from the Company in accordance with the provisions of the Exchange Agreement.

          13. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

          14. Selection of Managing Underwriters. In the event the Holders have requested an underwritten offering pursuant to Section 3(a), the underwriter or underwriters shall be selected by the Holders of a majority of the shares being so registered and shall be approved by the Company, which approval shall not be unreasonably withheld or delayed, provided (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Securities and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder's intended method of distribution and any other representations required by law. Subject to the foregoing, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Securities by written notice to the Company, the managing underwriter and the other Holders participating in such registration. The securities so withdrawn shall also be withdrawn from registration.

          15.   Miscellaneous.

          (a) No Short Sales; Hedging. The DLJ Entities agree that they will not sell any shares of Common Stock short or buy any put option (other than "costless collars" after the second anniversary of the date hereof) in respect of shares of Common Stock so long as any of the Notes remain outstanding. The DLJ Entities further agree not to engage in any hedging activities with respect to Common Stock until the second anniversary of the date hereof.

          (b) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of the Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          (c) Amendments and Waivers; Assignment. (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

          (ii) No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (d) Notice Generally. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 15(d)):

          (i)   If to Purchaser, at

                UXT Holdings LLC
                Eleven Madison Avenue
                New York, NY  10010-3629
                Attention:  Ivy Dodes
                Facsimile:  212-325-8256

                and to any Holder, at the address
                provided by such Holder

                with a copy to:

                Shearman & Sterling
                599 Lexington Avenue
                New York, NY  10022
                Attention:  Stephen Besen
                             Mark Roppel
                Facsimile:  212-848-7179


          (ii)  If to the Company, at

                TXU Corp.
                1601 Bryan Street
                Dallas,  TX  75201
                Attention:  Treasurer
                Facsimile:  214-812-8998

                with a copy to:

                Hunton & Williams
                1601 Bryan Street
                Dallas, Texas 75201
                Attention: Timothy A. Mack
                Facsimile: 212-603-2001

                and to:

                Thelen Reid & Priest LLP
                875 Third Avenue
                New York, NY 10022
                Attention:  Robert J. Reger, Jr.
                Facsimile : 212-603-2001


          (e) Successors and Assigns; Third Party Beneficiaries. (i) This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the transferee of such Registrable Securities; provided that such transferees shall have assumed the obligations of such Holder hereunder in a form satisfactory to the Company. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 9, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

          (ii) It is acknowledged and agreed that the DLJ Entities and their Affiliates shall not transfer Common Stock issued to them pursuant to the Exchange Agreement to a Competitor (as defined in the Notes) other than pursuant to a public offering.

          (iii) Any transferee (or group of affiliated transferees) of the Notes or Common Stock that would own or have pursuant to such transfer (assuming the exercise of the Exchange Right) the right to acquire 5% or more of the outstanding Common Stock as of the date of the transfer of such securities shall, before such transfer, agree to be bound by the restrictions set forth in
Section 12 and Section 15(a).

          (f) Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          (g) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          (i) Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, may be heard and determined in any New York state or federal court sitting in The City of New York, County of Manhattan, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

          (ii) Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (h) Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

          (i) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

          (j) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

          (k) Construction. Each party hereto acknowledges and agrees that it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any Dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of Law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

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                                       19

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          TXU CORP.


                                          By: /s/Kirk R. Oliver
                                             ------------------------------
                                          Name:  Kirk R. Oliver
                                          Title: Treasurer and Assistant
                                                 Secretary


                                          UXT HOLDINGS LLC

                                          By:  DLJ Merchant Bank III, Inc.
                                               its managing member


                                          By:      /s/Michael Isikow
                                             ------------------------------
                                               Name:  Michael Isikow
                                               Title: Principal


                                          UXT INTERMEDIARY LLC

                                          By:  UXT AIV, L.P.


                                          By:  DLJ Merchant Bank III, Inc.
                                               as managing general partner


                                          By:      /s/Michael Isikow
                                             ------------------------------
                                               Name:  Michael Isikow
                                               Title: Principal